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                                                                 EXHIBIT 10.21

                              FIRST AMENDMENT
                              ---------------

     FIRST AMENDMENT to CREDIT AGREEMENT (this "First Amendment") dated as of March 20, 1996 between CHIRON CORPORATION (the "Borrower"), and SWISS BANK CORPORATION, SAN FRANCISCO BRANCH (the "Bank"). Capitalized terms used herein and not otherwise defined herein shall have their respective meanings provided in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank have entered into a Revolving Credit Agreement dated as of March 24, 1995 (the "Credit Agreement"); and

     WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement;

     NOW, THEREFORE, it is agreed:

     1. The definition of "Expiry Date" in Section 1 of the Credit Agreement is hereby amended by deleting the date "March 22, 1996" therein and inserting in lieu thereof the date "March 24, 1997".

     2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other credit document.

     3. From and after the date hereof, all references in the Credit Agreement and each of the other credit documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     4. In order to induce the Bank to enter into this First Amendment, the Borrower hereby makes each of the representations, warranties and agreements contained in Section 12 of the Credit Agreement on the date hereof, after giving effect to this First Amendment.

     5. This First Amendment shall become effective as of the date first above written when each of the parties hereto have executed a counterpart of this First Amendment.

     6. This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

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     7.   THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

     THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

                                             CHIRON CORPORATION


                                             By /s/ J.E. Kent
                                               ----------------------------
                                               Name:
                                               Title: Treasurer


                                             SWISS BANK CORPORATION,
                                               SAN FRANCISCO BRANCH


                                             By /s/ Nang S. Peechaphand
                                               ----------------------------
                                               Name:  Nang S. Peechaphand
                                               Title: Associate Director
                                                      Accounting


                                             By /s/ Hans-Ueli Surber
                                               ----------------------------
                                               Name:   Hans-Ueli Surber
                                               Title:  Executive Director
                                                       Merchant Banking

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